Exhibit 10.14

CONTRIBUTION AGREEMENT

This Contribution Agreement (this “Agreement”), dated as of March 7, 2024, is made and entered into by and among, (i) GPIAC II, LLC, a Cayman Islands limited liability company (the "GP Sponsor"), (ii) IDS III LLC, a Delaware limited liability company (the "Act III Sponsor"), and (iii) Boxcar Partners III, LLC, a Delaware limited liability company (the "Boxcar Sponsor" and, together with the GP Sponsor and the Act III Sponsor, the "Co-Sponsors"), on the one hand, and GP-Act III Sponsor LLC, a Cayman Islands limited liability company (the “Sponsor HoldCo”), on the other hand.

WHEREAS, the Co-Sponsors hold an aggregate of 7,187,500 Class B ordinary shares of GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), par value $0.0001 per share (“Founder Shares”);

WHEREAS, the Founder Shares were initially issued on November 29, 2020, pursuant to that certain Subscription Agreement, dated as of November 29, 2020 (the “Subscription Agreement”), between the GP Sponsor and the Company, a copy of which is attached as Annex I hereto;

WHEREAS, on or around the date hereof, the Co-Sponsors have entered in that certain Limited Liability Company Agreement of GP-Act III Sponsor LLC (the "Sponsor HoldCo LLC Agreement");

WHEREAS, after giving effect to the contribution and transfer of the Founder Shares contemplated by this Agreement, Sponsor HoldCo shall, pursuant to a securities assignment agreement to be entered into on or around the date of this Agreement, sell, assign and transfer an aggregate of 75,000 Founder Shares held by Sponsor HoldCo to Andrew Fleiss, Alexandre Ruberti and Sergio Pedreiro (collectively, the "Independent Directors") ; and

WHEREAS, in consideration of the benefits to be received directly or indirectly by the parties in connection with the transactions contemplated hereby, the parties agree to enter into this Agreement and to be bound by the agreements, covenants and obligations contained in this Agreement.

NOW, THEREFORE, in consideration of the premises, representations, warranties and the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1. Contribution and Issuance.

(a) Each of the Co-Sponsors hereby contributes, sells, assigns and transfers to Sponsor HoldCo the relevant Founder Shares as set forth opposite such Co-Sponsor's name on Annex II hereto (the "Contributions").

(b) In exchange for the Contributions, Sponsor HoldCo shall issue to the Co-Sponsors a number of Class A Units (as defined in the Sponsor HoldCo LLC Agreement) as set forth opposite such Co-Sponsor's name on Annex III hereto (the “Issuance”).

(c) At completion of the Contribution and the Issuance in accordance with the terms hereof, Sponsor HoldCo shall deliver to each of the Co-Sponsors a copy of the register of members of Sponsor HoldCo showing each of the Co-Sponsors as the registered holder of such Class A Units.

(d) Upon completion of the Contribution and the Issuance, the Co-Sponsors shall cease to have any rights with respect to the Founders Shares, except the right to receive, hold and have title to the Class A Units as provided herein.

(e) All Class A Units to be issued by Sponsor HoldCo in exchange for the Founder Shares pursuant to this Agreement shall be free and clear of any Encumbrances (as defined below) and shall be deemed to have been issued fully paid-up and in full satisfaction of all rights pertaining to the Founder Shares.

Section 2. Owners of Founder Shares. Each of the Co-Sponsors represents and warrants that it owns, beneficially and of record, and has valid title to, and the right to transfer to Sponsor HoldCo, all of the Founder Shares set forth opposite its name on Annex II hereto, free and clear of any lien, pledge, mortgage, security interest, charge, restriction, adverse claim or other encumbrance of any kind or nature whatsoever (“Encumbrances”), and Sponsor HoldCo shall acquire, and have valid title to, the Founder Shares, free and clear of any and all Encumbrances, in each case, except as provided in, or contemplated by, the Subscription Agreement. No person has any written or oral agreement, arrangement or understanding or option for, or any right or privilege (whether by law, preemption or contract) that is or is capable of becoming an agreement, arrangement or understanding or option for, the purchase or acquisition from such Co-Sponsor of any of the Founder Shares.

Section 3. No Conflicts. Each party represents and warrants that neither the execution and delivery of this Agreement by such party, nor the consummation or performance by such party of any of the transactions’ contemplated hereby, will with or without notice or lapse of time, constitute, create or result in a breach or violation of, default under, loss of benefit or right under or acceleration of performance of any obligation required under any agreement to which it is a party.

Section 4. Representations.

(a) Each of the Co-Sponsors and Sponsor HoldCo acknowledges and hereby agrees that the securities contemplated hereby will not be transferable under any circumstances unless such securities are registered in accordance with federal and state securities laws or an exemption under such laws is available.

(b) Sponsor HoldCo further acknowledges and hereby agrees that the Founder Shares are subject to restrictions and obligations as set forth in the Subscription Agreement, that the Founder Shares are subject to forfeiture pursuant to the forfeiture provision contained in Section 3.1 thereto, and the Insider Letter to be entered into among the Company and the other parties thereto, substantially in the form attached as Annex IV hereto, and the lock-up provisions therein.

(c) Each of the Co-Sponsors further acknowledges and hereby agrees that the Class A Units are subject to terms, restrictions and obligations as set forth in the Sponsor HoldCo LLC Agreement.

(d) Sponsor HoldCo further understands that any certificates evidencing the Founder Shares bear a legend (as provided in the Subscription Agreement) referring to the foregoing transfer restrictions.

(e) Sponsor HoldCo acknowledges and agrees that the Founder Shares are being assigned solely for Sponsor HoldCo’s own account, for investment purposes only, and are not being assigned with a view to or for the resale, distribution, subdivision or fractionalization thereof; and Sponsor HoldCo has no present plans to enter into any contract, undertaking, agreement or arrangement for such resale, distribution, subdivision or fractionalization, in each case other than the distribution to the Independent Directors contemplated herein.

Section 5. Assignment of Rights. None of the Co-Sponsors may assign either this Agreement or any of its rights, interests, or obligations hereunder, with respect to Sponsor HoldCo, without the prior written approval of Sponsor HoldCo. Sponsor HoldCo may not assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of each of the Co-Sponsors.

Section 6. Survival of Representations, Warranties. All agreements, representations and warranties made herein shall survive the execution and delivery of this Agreement. All representations and warranties shall be effective regardless of any investigation made or which could have been made.

Section 7. Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state.

Section 8. Miscellaneous. This Agreement, together with the certificates, documents, instruments and writings that are delivered pursuant hereto, constitutes the entire agreement and understanding of the parties hereto in respect of its subject matter. This Agreement may be executed in two or more counterparts (including facsimile or PDF counterparts), each of which will be deemed an original but all of which together will constitute one and the same instrument. This Agreement may not be amended, modified or waived as to any particular provision, except by a written instrument executed by all parties hereto.

[The remainder of this page has been intentionally left blank.]

IN WITNESS WHEREOF, the undersigned have executed this Agreement to be effective as of the date first set forth above.

GPIAC II, LLC

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Legal Representative

By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo
Title: Legal Representative

[Signature Page to Contribution Agreement]

IDS III LLC

By:	/s/ Irwin Simon
Name: Irvin Simon
Title:

[Signature Page to Contribution Agreement]

Boxcar Partners III, LLC

By:	/s/ Joseph Kekst
Name: Joseph Kekst
Title: Legal Representative

[Signature Page to Contribution Agreement]

GP-Act III Sponsor LLC

By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo
Title: Legal Representative

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Legal Representative

[Signature Page to Contribution Agreement]

ANNEX I — Subscription Agreement

GP INVESTMENTS ACQUISITION CORP. II
300 Park Avenue, 2nd Floor
New York, New York 10022
United States of America

November 29, 2020

GPIAC II, LLC
300 Park Avenue, 2nd Floor
New York, New York 10022
United States of America

RE:      Securities Subscription Agreement

Ladies and Gentlemen:

GP Investments Acquisition Corp. II, a Cayman Islands exempted company (the “Company”), is pleased to accept the offer GPIAC II, LLC, a Cayman Islands limited liability company (the “Subscriber” or “you”), has made to subscribe for 11,500,000 Class B ordinary shares (the “Shares”), U.S.$0.0001 par value per share, of the Company (the “Class B Shares”), up to 1,500,000 of which are subject to forfeiture by you if the underwriters of the Company’s initial public offering of its securities (“IPO”), if any, do not fully exercise their over-allotment option (the “Over-allotment Option”). For the purposes of this agreement (this “Agreement”), references to “Ordinary Shares” are to, collectively, the Class B Shares and the Company’s Class A ordinary shares, U.S.$0.0001 par value per share (the “Class A Shares”). Upon certain terms and conditions, the Class B Shares will automatically convert into Class A Shares on a one-for-one basis, subject to adjustment. Unless the context otherwise requires, as used herein “Shares” shall be deemed to include any Class A Shares issued upon conversion of the Class B Shares comprising the Shares. The terms on which the Company is willing to issue the Shares to the Subscriber, and the Company and the Subscriber’s agreements regarding such Shares, are as follows:

1.            Subscription of Shares.

For the sum of U.S.$25,000, which the Company acknowledges receiving in cash, the Company hereby issues the Shares to the Subscriber, and the Subscriber hereby subscribes for the Shares from the Company, subject to forfeiture, on the terms and subject to the conditions set forth in this Agreement. Concurrently with the Subscriber’s execution of this Agreement, the Company shall register the Shares in the name of the Subscriber on the register of members of the Company. All references in this Agreement to Shares being forfeited shall take effect as surrenders for no consideration of such shares as a matter of Cayman Islands law.

2.            Representations, Warranties and Agreements.

2.1            Subscriber’s Representations, Warranties and Agreements. To induce the Company to issue the Shares to the Subscriber, the Subscriber hereby represents and warrants to the Company and agrees with the Company as follows:

2.1.1            No Government Recommendation or Approval. The Subscriber understands that no federal or state agency has passed upon or made any recommendation or endorsement of the offering of the Shares.

2.1.2            No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Subscriber of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the limited liability company agreement of the Subscriber, (ii) any agreement, indenture or instrument to which the Subscriber is a party or (iii) any law, statute, rule or regulation to which the Subscriber is subject, or any agreement, order, judgment or decree to which the Subscriber is subject.

2.1.3            Formation, Registration and Authority. The Subscriber is a Cayman Islands limited liability company formed and registered, validly existing and in good standing under the laws of the Cayman Islands and possesses all requisite power and authority necessary to carry out the transactions contemplated by this Agreement. Upon execution and delivery by you, this Agreement is a legal, valid and binding agreement of the Subscriber, enforceable against the Subscriber in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and subject to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity).

2.1.4            Experience, Financial Capability and Suitability. The Subscriber is: (i) sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Shares and (ii) able to bear the economic risk of its investment in the Shares for an indefinite period of time because the Shares have not been registered under the Securities Act (as defined below) and therefore cannot be sold unless such transaction is registered under the Securities Act or an exemption from such registration is available. The Subscriber is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. The Subscriber must bear the economic risk of this investment until the Shares are sold pursuant to: (i) an effective registration statement under the Securities Act or (ii) an exemption from registration available with respect to such sale. The Subscriber is able to bear the economic risks of an investment in the Shares and to afford a complete loss of the Subscriber’s investment in the Shares.

2.1.5            Access to Information; Independent Investigation. Prior to the execution of this Agreement, the Subscriber has had the opportunity to ask questions of and receive answers from representatives of the Company concerning an investment in the Company, as well as the finances, operations, business and prospects of the Company, and the opportunity to obtain additional information to verify the accuracy of all information so obtained. In determining whether to make this investment, the Subscriber has relied solely on the Subscriber’s own knowledge and understanding of the Company and its business based upon the Subscriber’s own due diligence investigation and the information furnished pursuant to this paragraph. The Subscriber understands that no person has been authorized to give any information or to make any representations which were not furnished pursuant to this Section 2 and the Subscriber has not relied on any other representations or information in making its investment decision, whether written or oral, relating to the Company, its operations and/or its prospects.

2.1.6            Private Placement. The Subscriber represents that it is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D under the Securities Act of 1933, as amended (the “Securities Act”), and acknowledges the sale contemplated hereby is being made in reliance on a private placement exemption applicable to “accredited investors” within the meaning of Rule 501(a) of Regulation D under the Securities Act or similar exemptions under state law.

2.1.7            Investment Purposes. The Subscriber is purchasing and subscribing for the Shares solely for investment purposes, for the Subscriber’s own account and not for the account or benefit of any other person, and not with a view towards the distribution or dissemination thereof. The Subscriber did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502 of Regulation D under the Securities Act.

2.1.8            Restrictions on Transfer; Shell Company. The Subscriber understands the Shares are being offered in a transaction not involving a public offering within the meaning of the Securities Act. The Subscriber understands the Shares will be “restricted securities” within the meaning of Rule 144(a)(3) under the Securities Act and the Subscriber understands that any certificates or book-entries representing the Shares will contain a legend in respect of such restrictions. If in the future the Subscriber decides to offer, resell, pledge or otherwise transfer the Shares, such Shares may be offered, resold, pledged or otherwise transferred only pursuant to: (i) registration under the Securities Act or (ii) an available exemption from registration. The Subscriber agrees that if any transfer of its Shares or any interest therein is proposed to be made, as a condition precedent to any such transfer, the Subscriber may, at the Company’s option, be required to deliver to the Company an opinion of counsel satisfactory to the Company. Absent registration or an exemption, the Subscriber agrees not to resell the Shares. The Subscriber further acknowledges that because the Company is a shell company, Rule 144 may not be available to the Subscriber for the resale of the Shares until at least one year following consummation of the initial business combination of the Company (which may not occur), despite technical compliance with the requirements of Rule 144 and the release or waiver of any contractual transfer restrictions.

2.1.9            No Governmental Consents. No governmental, administrative or other third party consents or approvals are required, necessary or appropriate on the part of the Subscriber in connection with the transactions contemplated by this Agreement.

2.2            Company’s Representations, Warranties and Agreements. To induce the Subscriber to purchase the Shares, the Company hereby represents and warrants to the Subscriber and agrees with the Subscriber as follows:

2.2.1            Incorporation and Corporate Power. The Company is a Cayman Islands exempted company and is qualified to do business in every jurisdiction in which the failure to so qualify would reasonably be expected to have a material adverse effect on the financial condition, operating results or assets of the Company. The Company possesses all requisite corporate power and authority necessary to carry out the transactions contemplated by this Agreement.

2.2.2            No Conflicts. The execution, delivery and performance of this Agreement and the consummation by the Company of the transactions contemplated hereby do not violate, conflict with or constitute a default under (i) the Company’s Memorandum and Articles of Association, as amended to the date hereof (the “Memorandum and Articles”), (ii) any agreement, indenture or instrument to which the Company is a party or (iii) any law, statute, rule or regulation to which the Company is subject, or any agreement, order, judgment or decree to which the Company is subject.

2.2.3            Title to Shares. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Memorandum and Articles, and registration in the register of members of the Company, the Shares will be duly and validly issued as fully paid and non-assessable. Upon issuance in accordance with, and payment pursuant to, the terms hereof and the Memorandum and Articles, the Subscriber will have or receive good title to the Shares, free and clear of all liens, claims and encumbrances of any kind, other than (a) transfer restrictions hereunder and under the other agreements to which the Shares may be subject, (b) transfer restrictions under federal and state securities laws, and (c) liens, claims or encumbrances imposed due to the actions of the Subscriber.

2.2.4            No Adverse Actions. There are no actions, suits, investigations or proceedings pending, threatened against or affecting the Company which (i) seek to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or (ii) question the validity or legality of any transactions or seeks to recover damages or to obtain other relief in connection with any transactions.

2.2.5            Authorization. The Class A Shares issuable upon conversion of the Class B Shares have been hereby duly authorized and reserved for issuance upon such conversion.

3.            Forfeiture of Shares.

3.1           Partial or No Exercise of the Over-allotment Option. In the event the Over-allotment Option granted to the underwriters of the IPO is not exercised in full, the Subscriber acknowledges and agrees that it (or, if applicable, it and any transferees of Shares) shall forfeit at the time such Over-allotment Option expires (or earlier if the underwriters of the IPO waive their ability to exercise such Over-allotment Option) any and all rights to such number of Shares (up to an aggregate of 1,500,000 Shares and pro rata based upon the percentage of the Over-allotment Option exercised) such that immediately following such forfeiture, the number of Shares will equal 20% of the issued and outstanding Ordinary Shares immediately following the IPO (in each case, not including Class A Shares issuable upon exercise of any warrants). Such forfeiture shall take effect as a surrender for no consideration as a matter of Cayman Islands law, and shall occur upon the expiration of the Over-allotment Option.

3.2           Termination of Rights as Shareholder. If any of the Shares are forfeited in accordance with this Section 3, then after such time the Subscriber (or successor in interest), shall no longer have any rights as a holder of such forfeited Shares, and the Company shall take such action as is appropriate to cancel such forfeited Shares.

4.            Waiver of Liquidation Distributions; Redemption Rights. In connection with the Shares purchased and subscribed for pursuant to this Agreement, the Subscriber hereby waives any and all right, title, interest or claim of any kind in or to any distributions by the Company from the trust account which will be established for the benefit of the Company’s public shareholders and into which substantially all of the proceeds of the IPO will be deposited (the “Trust Account”), in the event of a liquidation of the Company upon the Company’s failure to timely complete an initial business combination. For purposes of clarity, in the event the Subscriber purchases securities in the IPO or in the aftermarket, any Class A Shares so purchased and subscribed for shall be eligible to receive any liquidating distributions by the Company. However, in no event will the Subscriber have the right to redeem any shares of Ordinary Shares held by it into funds held in the Trust Account upon the successful completion of an initial business combination.

5.            Restrictions on Transfer.

5.1            Securities Law Restrictions. In addition to any restrictions to be contained in that certain letter agreement (commonly known as an “Insider Letter”) dated on or prior to the closing of the IPO by and among the Subscriber, the Company and the other parties thereto, the Subscriber agrees not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares unless, prior thereto (a) a registration statement on the appropriate form under the Securities Act and applicable state securities laws with respect to the Shares proposed to be transferred shall then be effective or (b) the Company has received, if requested by the Company, an opinion from counsel reasonably satisfactory to the Company, that such registration is not required because such transaction is exempt from registration under the Securities Act and the rules promulgated by the Securities and Exchange Commission thereunder and with all applicable state securities laws.

5.2            Lock-up. The Subscriber acknowledges that the Shares will be subject to lock-up provisions (the “Lock-up”) contained in the Insider Letter. Pursuant to the Insider Letter, the Subscriber will agree (subject to certain customary exceptions) not to sell, transfer, pledge, hypothecate or otherwise dispose of all or any part of the Shares until the earlier to occur of: (a) one year after the completion of the Company’s initial business combination, (b) if the last sale price of the Class A Shares equals or exceeds U.S.$12.00 per share (as adjusted for share splits, share dividends, rights issuances, subdivisions, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial business combination and (c) the date on which the Company consummates a liquidation, merger, share exchange, reorganization or other similar transaction after the Company’s initial business combination that results in all of the Company’s shareholders having the right to exchange their Shares for cash, securities or other property.

5.3            Restrictive Legends. Any certificates representing the Shares shall have endorsed thereon legends substantially as follows:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS AND NEITHER THE SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT OR SUCH LAWS OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT AND SUCH LAWS WHICH, IN THE OPINION OF COUNSEL (IF THE COMPANY SO REQUESTS), IS AVAILABLE.”

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A LOCKUP AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED OR OTHERWISE DISPOSED DURING THE TERM OF THE LOCKUP.”

5.4            Additional Shares or Substituted Securities. In the event of the declaration of a share capitalization, the declaration of an extraordinary dividend payable in a form other than Ordinary Shares, a spin-off, a share sub-division, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding Ordinary Shares without receipt of consideration, any new, substituted or additional securities or other property which are by reason of such transaction distributed with respect to any Shares subject to this Section 5 or into which such Shares thereby become convertible shall immediately be subject to this Section 5 and Section 3. Appropriate adjustments to reflect the distribution of such securities or property shall be made to the number and/or class of Ordinary Shares subject to this Section 5 and Section 3.

5.5            Registration Rights. The Subscriber acknowledges that the Shares are being purchased and subscribed for pursuant to an exemption from the registration requirements of the Securities Act and will become freely tradable only after certain conditions are met or they are registered pursuant to a registration rights agreement to be entered into with the Company prior to the closing of the IPO (the “Registration Rights Agreement”).

6.            Other Agreements.

6.1            Further Assurances. The Subscriber agrees to execute such further instruments and to take such further action as may reasonably be necessary to carry out the intent of this Agreement.

6.2            Notices. All notices, statements or other documents which are required or contemplated by this Agreement shall be in writing and delivered (i) personally or sent by first class registered or certified mail, overnight courier service or facsimile or electronic transmission to the address designated in writing, (ii) by facsimile to the number most recently provided to such party or such other address or fax number as may be designated in writing by such party, or (iii) by electronic mail, to the electronic mail address most recently provided to such party or such other electronic mail address as may be designated in writing by such party. Any notice or other communication so transmitted shall be deemed to have been given on the day of delivery, if delivered personally, on the business day following receipt of written confirmation, if sent by facsimile or electronic transmission, one (1) business day after delivery to an overnight courier service or five (5) days after mailing if sent by mail.

6.3            Entire Agreement. This Agreement, together with that certain Insider Letter to be entered into between the Subscriber and the Company and the Registration Rights Agreement, each substantially in the form to be filed as an exhibit to the Registration Statement on Form S-1 associated with the Company’s IPO, embodies the entire agreement and understanding between the Subscriber and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof. No statement, representation, warranty, covenant or agreement of any kind not expressly set forth in this Agreement shall affect, or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

6.4            Modifications and Amendments. The terms and provisions of this Agreement may be modified or amended only by written agreement executed by all parties hereto.

6.5            Waivers and Consents. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions. No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar. Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

6.6            Assignment. The rights and obligations under this Agreement may not be assigned by either party hereto without the prior written consent of the other party.

6.7            Benefit. All statements, representations, warranties, covenants and agreements in this Agreement shall be binding on the parties hereto and shall inure to the benefit of the respective successors and permitted assigns of each party hereto. Nothing in this Agreement shall be construed to create any rights or obligations except among the parties hereto, and no person or entity shall be regarded as a third-party beneficiary of this Agreement.

6.8            Governing Law. This Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of New York applicable to contracts wholly performed within the borders of such state.

6.9            Severability. In the event that any court of competent jurisdiction shall determine that any provision, or any portion thereof, contained in this Agreement shall be unreasonable or unenforceable in any respect, then such provision shall be deemed limited to the extent that such court deems it reasonable and enforceable, and as so limited shall remain in full force and effect. In the event that such court shall deem any such provision, or portion thereof, wholly unenforceable, the remaining provisions of this Agreement shall nevertheless remain in full force and effect.

6.10         No Waiver of Rights, Powers and Remedies. No failure or delay by a party hereto in exercising any right, power or remedy under this Agreement, and no course of dealing between the parties hereto, shall operate as a waiver of any such right, power or remedy of such party. No single or partial exercise of any right, power or remedy under this Agreement by a party hereto, nor any abandonment or discontinuance of steps to enforce any such right, power or remedy, shall preclude such party from any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The election of any remedy by a party hereto shall not constitute a waiver of the right of such party to pursue other available remedies. No notice to or demand on a party not expressly required under this Agreement shall entitle the party receiving such notice or demand to any other or further notice or demand in similar or other circumstances or constitute a waiver of the rights of the party giving such notice or demand to any other or further action in any circumstances without such notice or demand.

6.11         Survival of Representations and Warranties. All representations and warranties made by the parties hereto in this Agreement or in any other agreement, certificate or instrument provided for or contemplated hereby, shall survive the execution and delivery hereof and any investigations made by or on behalf of the parties.

6.12         No Broker or Finder. Each of the parties hereto represents and warrants to the other that no broker, finder or other financial consultant has acted on its behalf in connection with this Agreement or the transactions contemplated hereby in such a way as to create any liability on the other. Each of the parties hereto agrees to indemnify and save the other harmless from any claim or demand for commission or other compensation by any broker, finder, financial consultant or similar agent claiming to have been employed by or on behalf of such party and to bear the cost of legal expenses incurred in defending against any such claim.

6.13         Headings and Captions. The headings and captions of the various subdivisions of this Agreement are for convenience of reference only and shall in no way modify or affect the meaning or construction of any of the terms or provisions hereof.

6.14         Counterparts. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or any other form of electronic delivery, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

6.15         Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. If an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties hereto and no presumption or burden of proof will arise favoring or disfavoring any party hereto because of the authorship of any provision of this Agreement. The words “include,” “includes,” and “including” will be deemed to be followed by “without limitation.” Pronouns in masculine, feminine, and neuter genders will be construed to include any other gender, and words in the singular form will be construed to include the plural and vice versa, unless the context otherwise requires. The words “this Agreement,” “herein,” “hereof,” “hereby,” “hereunder,” and words of similar import refer to this Agreement as a whole and not to any particular subdivision unless expressly so limited. The parties hereto intend that each representation, warranty, and covenant contained herein will have independent significance. If any party hereto has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which such party hereto has not breached will not detract from or mitigate the fact that such party hereto is in breach of the first representation, warranty, or covenant.

6.16         Mutual Drafting. This Agreement is the joint product of the Subscriber and the Company and each provision hereof has been subject to the mutual consultation, negotiation and agreement of such parties and shall not be construed for or against any party hereto.

6.17         Surrender of Class B Ordinary Share. Upon the issuance of the Shares, the Subscriber hereby surrenders to the Company for cancellation and for nil consideration one Class B ordinary share of the Company of a par value U.S.$0.0001 standing in its name in the register of members of the Company.

7.            Voting and Tender of Shares. The Subscriber agrees to vote the Shares in favor of an initial business combination that the Company negotiates and submits for approval to the Company’s shareholders and shall not seek redemption or repurchase with respect to any of the Shares in connection with an initial business combination or any amendment to the Company’s Memorandum and Articles of Association, as amended, prior to an initial business combination. Additionally, the Subscriber agrees not to tender any Shares in connection with a tender offer presented to the Company’s shareholders in connection with an initial business combination negotiated by the Company.

8.            Indemnification. Each party shall indemnify the other against any loss, cost or damages (including reasonable attorney’s fees and expenses) incurred as a result of such party’s breach of any representation, warranty, covenant or agreement in this Agreement.

[Signature Page Follows]

If the foregoing accurately sets forth our understanding and agreement, please sign the enclosed copy of this Agreement and return it to us.

Very truly yours,

GP INVESTMENTS ACQUISITION CORP. II

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Director

By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo
Title: Director

[Signature Page to Securities Subscription Agreement]

GPIAC II, LLC

By:	/s/ Antonio Bonchristiano
Name: Antonio Bonchristiano
Title: Director

By:	/s/ Rodrigo Boscolo
Name: Rodrigo Boscolo
Title: Director

[Signature Page to Securities Subscription Agreement]

ANNEX II

Co-Sponsor	Number of Founder Shares Transferred to Sponsor HoldCo
GP Sponsor	3,593,750
Act III Sponsor	1,796,875
Boxcar Sponsor	1,796,875

ANNEX III

Co-Sponsor	Number of Class A Units issued to such Co- Sponsor
GP Sponsor	3,593,750
Act III Sponsor	1,796,875
Boxcar Sponsor	1,796,875

ANNEX IV — Form of Insider Letter

[●], 2024

GP-Act III Acquisition Corp.
300 Park Avenue, 2nd Floor
New York, New York 10022
United States of America

Re:        Initial Public Offering

Ladies and Gentlemen:

This letter (this “Letter Agreement”) is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) entered into or proposed to be entered into by and between GP-Act III Acquisition Corp., a Cayman Islands exempted company (the “Company”), and Cantor Fitzgerald & Co. (“Cantor”), relating to an underwritten initial public offering (the “Public Offering”), of 25,000,000 of the Company’s units (“Units”) (including up to 3,750,000 Units that may be purchased to cover over-allotments, if any), each comprised of one Class A ordinary share of the Company, par value $0.0001 per share (each, an “Ordinary Share”), and one-half of one redeemable warrant (each whole warrant, a “Warrant”). Each Warrant entitles the holder thereof to purchase one Ordinary Share at a price of $11.50 per share, subject to adjustment. The Units shall be sold in the Public Offering pursuant to a registration statement on Form S-1 and a prospectus (the “Prospectus”) filed by the Company with the Securities and Exchange Commission (the “Commission”). Certain capitalized terms used herein are defined in paragraph 11 hereof.

In order to induce the Company and Cantor to enter into the Underwriting Agreement and to proceed with the Public Offering and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, GP-Act III Sponsor LLC, a Cayman Islands limited liability company ("Sponsor HoldCo”), and the other undersigned persons (each, an “Insider” and collectively, the “Insiders”), hereby agrees with the Company as follows:

1.            Sponsor HoldCo and each Insider agrees with the Company that if the Company seeks shareholder approval of a proposed Business Combination, then in connection with such proposed Business Combination, it, he or she shall (i) vote any Shares owned by it, him or her in favor of any proposed Business Combination (including any proposals recommended by the Company’s board of directors in connection with such Business Combination) and (ii) not redeem any Shares owned by it, him or her in connection with such shareholder approval.

2.            Sponsor HoldCo and each Insider hereby agrees with the Company that in the event that the Company fails to consummate a Business Combination within 24 months from the closing of the Public Offering, or such later period approved by the Company’s shareholders in accordance with the Company’s amended and restated memorandum and articles of association, as they may be amended from time to time, Sponsor HoldCo and each Insider shall take all reasonable steps to cause the Company to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten (10) business days thereafter, redeem 100% of the Ordinary Shares sold as part of the Units in the Public Offering (the “Offering Shares”), at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (less up to $100,000 of interest to pay dissolution expenses and which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares, which redemption will completely extinguish all Public Shareholders’ rights as shareholders (including the right to receive further liquidation distributions, if any), and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Sponsor HoldCo and each Insider agrees to not propose any amendment to the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete its initial Business Combination within 24 months from the closing of the Public Offering, or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity, unless the Company provides its Public Shareholders with the opportunity to redeem their Offering Shares upon approval of any such amendment at a per share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest (which interest shall be net of taxes payable), divided by the number of then issued and outstanding Offering Shares.

Sponsor HoldCo and each Insider acknowledges that it, he or she has no right, title, interest or claim of any kind in or to any monies held in the Trust Account or any other asset of the Company as a result of any liquidation of the Company with respect to the Founder Shares held by it. Sponsor HoldCo and each Insider hereby further waives, with respect to any Shares held by it, him or her, if any, any redemption rights it, he or she may have in connection with (x) the consummation of a Business Combination, including, without limitation, any such rights available in the context of a shareholder vote to approve such Business Combination or in the context of a tender offer made by the Company to purchase Ordinary Shares and (y) a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with the Company’s initial Business Combination or to redeem 100% of the Offering Shares if the Company does not complete its initial Business Combination within 24 months from the closing of the Public Offering, or (ii) with respect to any other provision relating to shareholders’ rights or pre-initial Business Combination activity (although Sponsor HoldCo and the Insiders shall be entitled to redemption and liquidation rights with respect to any Offering Shares it or they hold if the Company fails to consummate a Business Combination within 24 months from the date of the closing of the Public Offering).

3.            Notwithstanding the provisions set forth in paragraphs 7(a) and (b) below, during the period commencing on the effective date of the Underwriting Agreement and ending 180 days after such date, Sponsor HoldCo and each Insider shall not, without the prior written consent of Cantor Fitzgerald & Co., offer, sell, contract to sell, pledge or otherwise dispose of (or enter into any transaction that is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise)), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 (“Section 16”) of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder, with respect to, any Units, Shares, Warrants or any securities convertible into, or exercisable, or exchangeable for, Ordinary Shares, or publicly announce an intention to effect any such transaction; provided, however, that the foregoing does not apply to the forfeiture of any Founder Shares pursuant to their terms or any transfer of Founder Shares to any current or future independent director of the Company (as long as such current or future independent director transferee is subject to this Letter Agreement or executes an agreement substantially identical to the terms of this Letter Agreement, as applicable to directors and officers at the time of such transfer; and as long as, to the extent any Section 16 reporting obligation is triggered as a result of such transfer, any related Section 16 filing includes a practical explanation as to the nature of the transfer). Each of the Insiders and Sponsor HoldCo acknowledges and agrees that, prior to the effective date of any release or waiver, of the restrictions set forth in this paragraph 3 or paragraph 7 below, the Company shall announce the impending release or waiver by press release through a major news service at least two business days before the effective date of the release or waiver. Any release or waiver granted shall only be effective two business days after the publication date of such press release. The provisions of this paragraph will not apply if the release or waiver is effected solely to permit a transfer not for consideration and the transferee has agreed in writing to be bound by the same terms described in this Letter Agreement to the extent and for the duration that such terms remain in effect at the time of the transfer.

2

4.            In the event of the liquidation of the Trust Account, Sponsor HoldCo (which for purposes of clarification shall not extend to any other shareholders, members or managers of Sponsor HoldCo) agrees to indemnify and hold harmless the Company against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all legal or other expenses reasonably incurred in investigating, preparing or defending against any litigation, whether pending or threatened, or any claim whatsoever) to which the Company may become subject as a result of any claim by (i) any third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or (ii) a prospective target business with which the Company has discussed entering into a transaction agreement (a “Target”); provided, however, that such indemnification of the Company by Sponsor HoldCo shall apply only to the extent necessary to ensure that such claims by a third party for services rendered (other than the Company’s independent registered public accountants) or products sold to the Company or a Target do not reduce the amount of funds in the Trust Account to below (i) $10.00 per share of the Offering Shares or (ii) such lesser amount per share of the Offering Shares held in the Trust Account as of the date of the liquidation of the Trust Account due to reductions in the value of the trust assets, in each case, net of the amount of interest earned on the property in the Trust Account which may be withdrawn to pay taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the Trust Account and except as to any claims under the Company’s indemnity of Cantor against certain liabilities, including liabilities under the Securities Act of 1933, as amended. In the event that any such executed waiver is deemed to be unenforceable against such third party, Sponsor HoldCo shall not be responsible to the extent of any liability for such third party claims. Sponsor HoldCo shall have the right to defend against any such claim with counsel of its choice reasonably satisfactory to the Company if, within 15 days following written receipt of notice of the claim to Sponsor HoldCo, Sponsor HoldCo notifies the Company in writing that it shall undertake such defense.

3

5.            To the extent that Cantor does not exercise its over-allotment option to purchase up to an additional 3,750,000 Units (as described in the Prospectus), Sponsor HoldCo agrees that it shall forfeit, at no cost, a number of Founder Shares in the aggregate equal to 937,500 multiplied by a fraction, (i) the numerator of which is 3,750,000 minus the number of Units purchased by Cantor upon the exercise of its over-allotment option, and (ii) the denominator of which is 3,750,000. All references in this Letter Agreement to Founder Shares of the Company being forfeited shall take effect as surrenders for no consideration of such Founder Shares as a matter of Cayman Islands law. The forfeiture will be adjusted to the extent that the over-allotment option is not exercised in full by Cantor so that the number of Founder Shares will equal an aggregate of 20.0% of the Company’s issued and outstanding Shares after the Public Offering. Sponsor HoldCo further agrees that to the extent that (i) the size of the IPO is increased or decreased and (ii) Sponsor HoldCo has either purchased or sold Ordinary Shares or an adjustment to the number of Founder Shares has been effected by way of a share split, share dividend, reverse share split, contribution back to capital or otherwise, in each case in connection with such increase or decrease in the size of the IPO, then (A) the references to 3,750,000 in the numerator and denominator of the formula in the immediately preceding sentence shall be changed to a number equal to 15% of the number of Ordinary Shares included in the Units issued in the IPO and (B) the reference to 937,500 in the formula set forth in the immediately preceding sentence shall be adjusted to such number of Ordinary Shares that Sponsor HoldCo would have to return to the Company in order to hold (together with the Founder Shares held by the other undersigned) an aggregate of 20.0% of the sum of the Company’s issued and outstanding IPO Shares and Founder Shares immediately after the IPO.

6.            Sponsor HoldCo and each Insider hereby agrees and acknowledges that: (i) Cantor and the Company would be irreparably injured in the event of a breach by Sponsor HoldCo or Insider of its, his or her obligations under paragraphs 1, 2, 3, 4, 5, 7(a), 7(b), and 9 of this Letter Agreement (ii) monetary damages may not be an adequate remedy for such breach and (iii) the non-breaching party shall be entitled to seek injunctive relief, in addition to any other remedy that such party may have in law or in equity, in the event of such breach.

7.            (a)  Sponsor HoldCo and each Insider agrees that it, he or she shall not Transfer (as defined below) any Founder Shares (or Ordinary Shares issuable upon conversion thereof) until the earlier of (A) one year after the completion of the Company’s initial Business Combination and (B) subsequent to the Business Combination, (x) if the last reported sale price of the Ordinary Shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, rights issuances, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Company’s initial Business Combination or (y) the date following the completion of the Company’s initial Business Combination on which the Company completes a liquidation, merger, share exchange, reorganization or other similar transaction that results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property (the “Founder Shares Lock-up Period”).

4

(b)           Sponsor HoldCo and each Insider agrees that it, he or she shall not Transfer any Private Placement Warrants (or Ordinary Shares issued or issuable upon the conversion of the Private Placement Warrants), until 30 days after the completion of a Business Combination (the “Private Placement Warrants Lock-up Period”, together with the Founder Shares Lock-up Period, the “Lock-up Periods”).

(c)           Notwithstanding the provisions set forth in paragraphs 7(a) and (b), transfers of the Founder Shares, Private Placement Warrants and Ordinary Shares issued or issuable upon the exercise or conversion of the Private Placement Warrants or the Founder Shares, are permitted:

(i)	to (1) Sponsor HoldCo's members, (2) the directors or officers of the Company, Sponsor HoldCo, Sponsor HoldCo's members or Cantor, (3) any affiliates or family members of the directors or officers of the Company, Sponsor HoldCo, Sponsor HoldCo's members or Cantor, (4) any members or partners of Sponsor HoldCo, Sponsor HoldCo's members, Cantor or their respective affiliates, or any affiliates of Sponsor HoldCo, Sponsor HoldCo's members, Cantor, or any employees of such affiliates;

(ii)	in the case of an individual, by gift to a member of the individual’s immediate family, or to a trust, the beneficiary of which is a member of the individual’s immediate family, an affiliate of such person, or to a charitable organization;

(iii)	in the case of an individual, by virtue of laws of descent and distribution upon death of the individual;

(iv)	in the case of an individual, pursuant to a qualified domestic relations order;

(v)	in the case of a trust by distribution to one or more permissible beneficiaries of such trust;

(vi)	by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of the Company’s Business Combination at prices no greater than the price at which the securities were originally purchased;

(vii)	to the Company for no value for cancellation in connection with the consummation of its initial Business Combination;

(viii)	in the event of the Company’s liquidation prior to the Company’s completion of its initial Business Combination;

(ix)	by virtue of the laws of the Cayman Islands, by virtue of Sponsor HoldCo’s memorandum and articles of association or other constitutional, organizational or formational documents, as amended, upon dissolution of Sponsor HoldCo, or by virtue of the constitutional, organizational or formational documents of a subsidiary of Sponsor HoldCo that holds any Private Placement Warrants or any Ordinary Shares, as the case may be, upon liquidation or dissolution of such subsidiary, or the organizational documents of Cantor upon dissolution of Cantor; and

5

(x)	in the event of the Company’s completion of a liquidation, merger, share exchange, reorganization or other similar transaction which results in all of the Company’s shareholders having the right to exchange their Ordinary Shares for cash, securities or other property subsequent to the completion of the Company’s initial Business Combination, provided, however, that, in the case of clauses (i) through (vi), these permitted transferees (the “Permitted Transferees”) must enter into a written agreement with the Company agreeing to be bound by the transfer restrictions in this Agreement.

8.            Sponsor HoldCo and each Insider represents and warrants that it, he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked. Each Insider’s biographical information furnished to the Company, if any (including any such information included in the Prospectus), is true and accurate in all respects and does not omit any material information with respect to such Insider’s background. Each Insider’s questionnaire furnished to the Company, if any, is true and accurate in all respects. Each Insider represents and warrants that: it is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction; it has never been convicted of, or pleaded guilty to, any crime (i) involving fraud, (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and it is not currently a defendant in any such criminal proceeding.

9.            Except as disclosed in the Prospectus, none of Sponsor HoldCo, any Insider and any affiliate of Sponsor HoldCo or any Insider and any director or officer of the Company, shall receive from the Company any finder’s fee, reimbursement, consulting fee, monies in respect of any repayment of a loan or other compensation prior to, or in connection with any services rendered in order to effectuate the consummation of the Company’s initial Business Combination (regardless of the type of transaction that it is), other than the following, none of which will be made from the proceeds held in the Trust Account prior to the completion of the initial Business Combination: (i) repayment of a loan and advances made to the Company by Sponsor HoldCo or an affiliate of Sponsor HoldCo; (ii) payment to an affiliate of GPIAC II, LLC of a total of $5,000 per month for office space, administrative and support services; (iii) payment of customary fees for financial advisory services; (iv) reimbursement for any reasonable out-of-pocket expenses related to identifying, investigating and completing an initial Business Combination; and (v) repayment of loans, if any, and on such terms as to be determined by the Company from time to time, made by Sponsor HoldCo or an affiliate of Sponsor HoldCo or any of the Company’s officers or directors to finance transaction costs in connection with an intended initial Business Combination; provided that if the Company does not consummate an initial Business Combination, a portion of the working capital held outside the Trust Account may be used by the Company to repay such loaned amounts so long as no proceeds from the Trust Account are used for such repayment. Up to $1,500,000 of such loans may be convertible into warrants at a price of $1.00 per warrant at the option of the lender. Such warrants would be identical to the Private Placement Warrants.

6

10.          Sponsor HoldCo and each Insider has full right and power, without violating any agreement to which it is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this Letter Agreement and, as applicable, to serve as a director on the board of directors of the Company and hereby consents to being named in the Prospectus as a director of the Company.

11.          As used herein, (i) “Business Combination” shall mean a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination, involving the Company and one or more businesses; (ii) “Shares” shall mean, collectively, the Ordinary Shares and the Founder Shares; (iii) “Founder Shares” shall mean the 7,187,500 Class B Ordinary Shares, par value $0.0001 per share, issued and outstanding immediately prior to the consummation of the Public Offering; (iv) “Initial Shareholders” shall mean Sponsor HoldCo and any other person that holds Founder Shares; (v) “Private Placement Warrants” shall mean the Warrants to purchase an aggregate of 7,000,000 Ordinary Shares of the Company that Sponsor HoldCo and Cantor have, severally and not jointly, agreed to purchase for an aggregate purchase price of $7,000,000, or $1.00 per Warrant, in private placements that shall occur simultaneously with the consummation of the Public Offering, the proportion of which are to be acquired by Sponsor HoldCo and Cantor as disclosed in the Prospectus; (vi) “Public Shareholders” shall mean the holders of securities issued in the Public Offering; (vii) “Trust Account” shall mean the trust fund into which a portion of the net proceeds of the Public Offering shall be deposited; and (viii) “Transfer” shall mean the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

12.          This Letter Agreement constitutes the entire agreement and understanding of the parties hereto in respect of the subject matter hereof and supersedes all prior understandings, agreements, or representations by or among the parties hereto, written or oral, to the extent they relate in any way to the subject matter hereof or the transactions contemplated hereby. This Letter Agreement may not be changed, amended, modified or waived (other than to correct a typographical error) as to any particular provision, except by a written instrument executed by (1) each Insider that is the subject of any such change, amendment, modification or waiver and (2) Sponsor HoldCo.

13.          No party hereto may assign either this Letter Agreement or any of its rights, interests, or obligations hereunder without the prior written consent of the other party. Any purported assignment in violation of this paragraph shall be void and ineffectual and shall not operate to transfer or assign any interest or title to the purported assignee. This Letter Agreement shall be binding on Sponsor HoldCo and each Insider and their respective successors, heirs and assigns and permitted transferees.

14.          This Letter Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York. The parties hereto (i) all agree that any action, proceeding, claim or dispute arising out of, or relating in any way to, this Letter Agreement shall be brought and enforced in the courts of New York City, in the State of New York, and irrevocably submit to such jurisdiction and venue, which jurisdiction and venue shall be exclusive and (ii) waive any objection to such exclusive jurisdiction and venue or that such courts represent an inconvenient forum.

7

15.          Any notice, consent or request to be given in connection with any of the terms or provisions of this Letter Agreement shall be in writing and shall be sent by express mail or similar private courier service, by certified mail (return receipt requested), by hand delivery or facsimile or other electronic transmission.

16.          Each party hereto shall not be liable for any breaches or misrepresentations contained in this Letter Agreement by any other party to this Letter Agreement (including, for the avoidance of doubt, any Insider with respect to any other Insider), and no party shall be liable or responsible for the obligations of another party, including, without limitation, indemnification obligations and notice obligations.

17.          This Letter Agreement shall terminate on the earlier of (i) the expiration of the Lock-up Periods and (ii) the liquidation of the Company; provided, however, that this Letter Agreement shall earlier terminate in the event that the Public Offering is not consummated and closed by December 31, 2024; provided further that paragraph 4 of this Letter Agreement shall survive such liquidation.

18.          This Letter Agreement may be executed in any number of original or facsimile counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature page follows]

8

Sincerely,

GP-ACT III SPONSOR LLC

By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Letter Agreement]

Name: Antonio Bonchristiano

[Signature Page to Letter Agreement]

Name: Fersen Lamas Lambranho

[Signature Page to Letter Agreement]

Name: Steven L. Spinner

[Signature Page to Letter Agreement]

Name: Rodrigo Boscolo

[Signature Page to Letter Agreement]

Name: Andrew Fleiss

[Signature Page to Letter Agreement]

Name: Alexandre Ruberti

[Signature Page to Letter Agreement]

Name: Sergio Pedreiro

[Signature Page to Letter Agreement]

Acknowledged and Agreed:

GP-ACT III ACQUISITION CORP.

By:
Name:
Title:

[Signature Page to Letter Agreement]